AVONDALE INDUSTRIES, INC.

                              EXECUTIVE RETIREMENT TRUST




















				 March 1996



TAX\31022.3

                                 AVONDALE INDUSTRIES, INC.

                              EXECUTIVE RETIREMENT TRUST


                                  TABLE OF CONTENTS


          SECTION 1:     ESTABLISHMENT OF TRUST...........................1

          SECTION 2:     PAYMENTS TO PLAN PARTICIPANTS AND THEIR
                              BENEFICIARIES...............................2

          SECTION 3:     TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
                              TO TRUST BENEFICIARY WHEN COMPANY
                              IS INSOLVENT................................3

          SECTION 4:     PAYMENTS TO COMPANY..............................4

          SECTION 5:     INVESTMENT AUTHORITY.............................4

          SECTION 6:     DISPOSITION OF INCOME............................4

          SECTION 7:     ACCOUNTING BY TRUSTEE............................4

          SECTION 8:     RESPONSIBILITY OF TRUSTEE........................5

          SECTION 9:     COMPENSATION AND EXPENSES OF TRUSTEE.............6

          SECTION 10:RESIGNATION AND REMOVAL OF TRUSTEE...................6

          SECTION 11:APPOINTMENT OF SUCCESSOR.............................7

          SECTION 12:AMENDMENT OR TERMINATION.............................7

          SECTION 13:CHANGE IN CONTROL....................................7

          SECTION 14:MISCELLANEOUS........................................8

          SECTION 15:ACCEPTANCE BY TRUSTEE................................9

                                         -i-
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                              AVONDALE INDUSTRIES, INC.
                              EXECUTIVE RETIREMENT TRUST


               Avondale Industries, Inc. (the "Company"), acting through its undersigned authorized officer and by authority of its Board of Directors, hereby adopts that certain trust known as the Avondale Industries, Inc. Executive Retirement Trust (the "Trust").

               WHEREAS, Company has adopted the following non-qualified deferred compensation plans for the benefit of its employees: the Avondale Industries, Inc. Restated Supplemental Pension Plan (the "Supplemental Plan") and the Avondale Industries, Inc. Executive Excess Retirement Plan (the "Excess Plan", collectively with the Supplemental Plan, the "Plans").

               WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plans with respect to the individuals participating in such Plans;

               WHEREAS, the Company wishes to establish a trust and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

               WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

               WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself a source of funds to assist it in the meeting of its liabilities under the Plans;

               NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

               SECTION 1.  ESTABLISHMENT OF TRUST

               (a) The Company may, in its discretion, make deposits with Trustee in trust to provide for its benefit obligations under the Plans, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

               (b)  The Trust hereby established shall be irrevocable.

               (c) The Trust is intended to be a grantor trust, of which the Company (and any subsidiary of Company whose employees are participants in the Plans) is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

               (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

               (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

               (f) Upon a Change of Control, Company shall, as soon as possible, but in no event longer than 90 days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plans as of the date on which the Change of Control occurred.

               (g)  All  capitalized   terms  not  defined  in  this  Trust
          Agreement shall have the same meaning as they have under the Plans.

               (h) Any ambiguities or gaps in this Trust Agreement shall be resolved by reference to the Plan document, but only if consistent with the purposes set forth in this Trust.

               (i) The Trustee shall account separately for monies and other property contributed pursuant to the Supplemental Plan and earnings thereon and for monies contributed pursuant to the
          Excess Plan and earnings thereon and shall keep separate bookkeeping accounts for that purpose, to be known as the Supplemental Account and the Excess Account. Except as otherwise provided herein, the Trustee may collectively invest some or all of the funds credited to the Supplemental Account and the Excess Account so long as separate bookkeeping records are maintained. Only benefits under the Supplemental Plan shall be paid from the Supplemental Account, and only benefits under the Excess Plan shall be paid from the Excess Account.

               SECTION 2.PAYMENTS TO PLAN PARTICIPANTS AND THEIR
                         BENEFICIARIES

               (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee or such entity as designated by the Company shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay such amounts to the Company. It being understood among the parties hereto that
          (1) Company shall on a timely basis provide Trustee specific information as to the amount of taxes to be withheld and
          (2) Company shall be obligated to receive such withheld taxes from Trustee and properly pay and report such amounts to the appropriate taxing authorities.

               (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

               (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. Company shall notify Trustee of a decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

               (d)  All distributions shall be in the form of cash.

               SECTION 3.TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                         TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

               (a)  Trustee   shall  cease  payment  of  benefits  to  Plan
          participants and their beneficiaries if the Company (or any subsidiary of Company whose employees are participants in the Plans) is Insolvent. Company (or such subsidiary) shall be considered "Insolvent" for purposes of this Trust Agreement if
          (i) Company (or such subsidiary) is unable to pay its debts as they become due, or (ii) Company (or such subsidiary) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

               (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company (or such subsidiary) under federal and state law as set forth below.

                    (1)  The  Board of Directors and  the  Chief  Executive
          Officer of Company shall have the duty to inform Trustee in writing of Company's (or such subsidiary's) Insolvency. If a person claiming to be a creditor of Company (or such subsidiary) alleges in writing to Trustee that Company (or such subsidiary) has become Insolvent, Trustee shall determine whether Company (or such subsidiary) is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                    (2) Unless Trustee has actual knowledge of Company's (or such subsidiary's) Insolvency, or has received notice from Company (or such subsidiary) or a person claiming to be a creditor alleging that Company (or such subsidiary) is Insolvent, Trustee shall have no duty to inquire whether Company (or such subsidiary) is Insolvent. Trustee may in all events rely on such evidence concerning Company's (or such subsidiary's) solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's (or such subsidiary's) solvency.

                    (3) If at any time Trustee has determined that Company (or such subsidiary) is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of such Trust for the benefit of Company's (or such subsidiary's) general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company (or such subsidiary) with respect to benefits due under the Plans or otherwise.

                    (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with
          Section 2 of this Trust Agreement only after Trustee has determined that Company (or such subsidiary) is not Insolvent (or is no longer Insolvent).

               (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to
          Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

               SECTION 4.  PAYMENTS TO COMPANY

               Except as provided in Section 3 hereof, the Company shall have no right or power to direct Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

               SECTION 5.  INVESTMENT AUTHORITY

               The Trustee shall have the authority to invest funds held in the Trust within the guidelines determined by the Plan Administrator or in its own discretion in the absence of such guidelines. In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. The Plan
          Administrator upon notice to the Trustee, may appoint an investment manager to direct investment of all or a portion of trust assets. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by Trustee, and shall in no event be exercisable by or vest with Plan participants.

               SECTION 6.  DISPOSITION OF INCOME

               During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested and used to fund benefits under the Plans.

               SECTION 7.  ACCOUNTING BY TRUSTEE

               Trustee  shall  keep  accurate  and  detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 45 days following the close of each calendar year and within 45 days after removal or resignation of Trustee, Trustee shall deliver to the Plan Administrator a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Trustee may satisfy its obligation under this Section 7 by rendering to the Plan Administrator monthly statements setting forth the information required by this Section separately for the month covered by the statement.

               SECTION 8.  RESPONSIBILITY OF TRUSTEE

               (a)  Trustee  shall  act  with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company, the Plan Administrator, or the Board of Directors, which is contemplated by, and in conformity with, the terms of the Plan and this Trust and is given in writing by Company. Trustee shall also incur no liability to any person for failure to act in the absence of direction, request or approval from Company which is contemplated by, and in conformity with, the terms of this Trust. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

               (b) Company hereby indemnifies, to extent allowed by applicable law, Trustee and each of its affiliates (collectively, the "Indemnified Parties") against, and shall hold them harmless from, any and all loss, claims, liability and expense, including reasonable attorneys' fees, imposed upon or incurred by any Indemnified Party as a result of any acts taken, or any failure to act, in accordance with the directions from Company or any designee of Company, or by reason of the Indemnified Party's good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust, Company's obligations in the foregoing regard to be satisfied promptly by Company, provided that in the event the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of Trustee, Trustee shall promptly on request thereafter return to Company any amount previously received by Trustee under this Section with respect to such loss, claim, liability or expense.

               (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

               (d) Trustee (after consultation with the Company) may hire agents, accountants, actuaries, investment advisers, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

               (e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

               (f) All communications from the Company, Plan Administrator, or Board of Directors shall be made in writing signed by any member of the Plan Administrator or the Board of Directors or a person designated by the Plan Administrator or the Board of Directors. The Trustee shall be fully protected in relying on any such communications, and the Trustee shall not be required to verify the accuracy or validity of such communication unless it has reasonable ground to doubt the authenticity of any signature. If the Trustee does not receive instructions after a request, the Trustee shall act or refrain from acting as it may determine to be appropriate or necessary. The Trustee shall have no obligation to ascertain the correctness of any information it receives from the Company, the Plan Administrator or the Board of Directors that any instructions it receives from any such body are consistent with the Plan.

               (g) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               SECTION 9.   COMPENSATION AND EXPENSES OF TRUSTEE

               Trustee is authorized, unless otherwise agreed by Trustee, to withdraw from the Trust without direction from Company the amount of its fees in accordance with the fee schedule agreed to by Company and Trustee. Company shall pay all administrative expenses, but if not so paid, the expenses shall be paid from the Trust.

               SECTION 10.  RESIGNATION AND REMOVAL OF TRUSTEE

               (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

               (b) Trustee may be removed by the Board of Directors of the Company on 30 days notice or upon shorter notice accepted by Trustee.

               (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit, provided that Trustee is provided assurance by Company satisfactory to Trustee that all fees and expenses reasonably anticipated will be paid.

               (d) If Trustee resigns or is removed, a successor shall be appointed in accordance with Section 11 hereof, by the effective date or resignation or removal under paragraph(s) (a) or (b) of this Section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

               (e) Upon settlement of the account and transfer of the Trust assets to the successor Trustee, all rights and privileges under this Trust Agreement shall vest in the successor Trustee and all responsibility and liability of Trustee with respect to the Trust and assets thereof shall terminate subject only to the requirement that Trustee execute all necessary documents to transfer the Trust assets to the successor Trustee.

               SECTION 11.  APPOINTMENT OF SUCCESSOR

               (a)  If  Trustee  resigns  or is removed in accordance  with
          Section 10(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

               (b) The successor Trustee need not examine the records and act of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

               SECTION 12.  AMENDMENT OR TERMINATION

               (a) Amendment. Except as restricted in Section 12, the provisions of this Trust document may be amended by the Board of Directors of the Company from time to time and at any time in whole or in part, provided that no amendment shall operate to deprive any participant or beneficiary of any rights or benefits accrued to them under the Plan and Trust prior to such amendment.

               (b)  Termination.   While it is the Company's  intention  to
          continue the Trust in operation indefinitely, the right is nevertheless expressly reserved by the Company, through its Board of Directors, to terminate the Trust in whole or in part or to discontinue contributions. Upon a termination by the Company, the assets of the Trust shall be distributed to the Plan participants and their beneficiaries as directed by the Plan Administrator, provided that the provisions of Section 3 are not applicable at that time. Any assets remaining after payment of all Plan benefits to Plan participants and beneficiaries and payment of all Trustee's fees and expenses shall be returned to Company.

               SECTION 13.  CHANGE OF CONTROL

               (a) Overriding Provisions. To the extent inconsistent with the provisions of other paragraph of this Trust document, the provisions of this Section 13 shall govern.

               (b)  Definition.   For  purposes  of this Trust Agreement, a
          "Change of Control" shall mean:

                    (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 25% of the outstanding shares of the Company's Common Stock, $1.00 par value per share (the "Common Stock"); provided, however, that for purposes of this subsection (1) the following acquisitions shall not constitute a Change of Control:

                         (i) any acquisition of Common Stock directly from the Company,

                         (ii) any acquisition of Common Stock by the Company,

                         (iii) any acquisition of Common Stock by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                         (iv) any acquisition of Common Stock by any corporation pursuant to a transaction that complied with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                    (2) individuals who, as of January 19, 1996 (the "Change of Control Agreement Date"), constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Change of Control Agreement Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors of other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                    (3) consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                         (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding common stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and


                         (ii) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                         (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (4) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.


               (c) Effect. Upon the occurrence of a Change of Control of the Company and the Company's failure following the Change of Control to ratify the Plan and contribute to the Trust according to its terms, this Trust shall terminate, and funds accumulated in the Trust as of the date of the Change of Control (and after the contribution required pursuant to Section 1(f)) shall, provided the provisions of Section 3 do not become applicable, be used solely for the obligations of the Plan, and distributed to the Plan participants and beneficiaries under the Plan, as of the date of the Change of Control, until such time as all such obligations have been paid in full. The Trustee shall pay such obligations to such Plan participants and beneficiaries as soon as practicably possible following a Change of Control.

               SECTION 14.  MISCELLANEOUS

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

               (c) This Trust Agreement shall be governed by and construed in accordance with the laws of Louisiana.

               (d) All taxes levied against the Trust or its income or assets shall be paid by Company. Notwithstanding the foregoing, the Company shall not be liable for any taxes assessed against Plan participants or their beneficiaries as a result of their coverage under or receipt of benefits from this Trust.

               SECTION 15.  ACCEPTANCE BY TRUSTEE

               Whitney National Bank accepts its appointment as Trustee under the Trust and shall be referred to herein as the Trustee.

               Thus done and signed on this 5th day of March, 1996  in  the
	 				    ---	       -----
	  presence of the undersigned and competent witnesses who hereunto signed their names with the said appearers after reading of the whole.

          WITNESSES:


                                             AVONDALE INDUSTRIES, INC.


          /s/ JACKIE H. WALKER               By: /s/ THOMAS M. KITCHEN
          --------------------         	         ---------------------
	         /s/ B.L. HICKS                         Thomas M. Kitchen, Secretary
       	  --------------

                                             TRUSTEE

	         /s/ (ILLEGIBLE)		     By: /s/ DENISE PATTERSON
	         ---------------	   		     --------------------
          /s/ PAMELA C. ELLIOTT	  		Denise Patterson, Trust Officer
       	  ---------------------


                                         -i-

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he is the duly elected Secretary of Avondale Industries, Inc. and that in such capacity he executed the foregoing Avondale Industries, Inc. Executive Retirement Trust as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

          WITNESSES:

          /s/ JACKIE H. WALKER			/s/ THOMAS M. KITCHEN
       	  --------------------			---------------------
	         /s/ B. L. HICKS        Thomas M. Kitchen
	         ---------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 5th DAY
                     			 ---
          OF March, 1996.
	            -----

	  /s/ RUDOLPH H. RAMELLI
	  ----------------------
       NOTARY PUBLIC

                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Denise Patterson, who being by me sworn did
                     			 -----------------
          depose     and    state    that    he/she     is     the     duly
          appointed  Trust  Officer  of   Whitney National Bank and that in
	         -------------------------
          such capacity he/she executed the foregoing Avondale Industries, Inc. Executive Retirement Trust as a free act and deed on behalf of Whitney National Bank for the purposes therein set forth.

          WITNESSES:

       	  /s/ (ILLEGIBLE)		     By: /s/ DENISE PATTERSON
	         ---------------			        --------------------
          /s/ PAMELA C. ELLIOTT
          ---------------------



          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 7th DAY
       	                 ---
          OF March, 1996.
	            -----

       	  /s/ (ILLEGIBLE)
	         ---------------
          NOTARY PUBLIC